THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C

                                 Multi-Fund(R) 5

                 Supplement to the Prospectus dated May 1, 2006


This Supplement is to notify you of two upcoming mergers involving funds offered in your variable annuity contract. The mergers will take place on or about April 27, 2007. Each of the funds involved in the mergers is a separate series of the Lincoln Variable Insurance Products Trust ("Trust"). This Supplement is for informational purposes and requires no action on your part.

The Core Fund will merge into the LVIP S&P 500* Index Fund, a newly formed series of the Trust. As a result of the merger, all of the assets and liabilities of the Core Fund will be transferred to the LVIP S&P 500 Index Fund.

In addition, the Growth Fund will merge into the LVIP Capital Appreciation Fund. As a result of the merger, all of the assets and liabilities of the Growth Fund will be transferred to the LVIP Capital Appreciation Fund.


If you would like a prospectus for the LVIP S&P 500 Index Fund or for the LVIP Capital Appreciation Fund, please call Lincoln at 1-800-4LINCOLN (454-6265).








*S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. This variable annuity product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing this variable annuity product."




                Please keep this Supplement for future reference.